Exhibit 4.1

No. SHARES

MITEL NETWORKS CORPORATION

(Incorporated under the Canada Business Corporation Act)

CUSIP 60671Q 10 4

ISIN CA60671Q1046

THIS IS TO CERTIFY THAT

is the registered holder of fully paid up and non-assessable common shares without par value of

MITEL NETWORKS CORPORATION

transferable only on the books of the Corporation by such registered holder or by attorney duly authorized upon surrender of this certificate endorsed.

The class or series of shares represented by this certificate has rights, privileges, restrictions or conditions attached thereto and the Corporation will furnish to the holder, on demand and without charge, a full copy of the text of:

(i) the rights, privileges, restrictions and conditions attached to the said shares and to each class authorized to be issued and to each series insofar as the same have been fixed by the directors; and

(ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series, if applicable.

This certificate shall not become valid until countersigned and registered by a Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the said Corporation has caused this certificate to be signed by its duly authorized officer, this • day of •, •.

Countersigned and Registered

MELLON INVESTORS SERVICES, LLC

Transfer Agent and Registrar

Jersey City, NJ

By

Authorized Officer

President

Secretary

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE BY MELLON INVESTORS SERVICES, LLC OF JERSEY CITY, NJ, USA

For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney,

to transfer the said common shares on the Books of the within-named Corporation, with full power of substitution in the premises.

Dated

In the presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature Guaranteed: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR

INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.